UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ADVANCED SERIES TRUST

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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

May 25, 2021

To the Shareholders:

At a special meeting held on December 18, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement for the AST Prudential Growth Allocation Portfolio (the Portfolio). Effective February 22, 2021, Jennison Associates LLC (Jennison) was added as a new subadviser to the Portfolio. In addition, the Board approved a change to the Portfolio's principal investment strategy to permit allocations to PGIM Real Estate, a business unit of PGIM, Inc., one of the Portfolio's existing subadvisers (PGIM).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) as investment managers to the Portfolio, have entered into a new subadvisory agreement with Jennison, QMA LLC (QMA), and PGIM to replace the existing subadvisory agreement with QMA and PGIM (the New Subadvisory Agreement). Prior to February 22, 2021, QMA and PGIM Fixed Income, a business unit of PGIM, served as the subadvisers to the Portfolio. The New Subadvisory Agreement relates to the appointments of Jennison and PGIM Real Estate to manage assets of the Portfolio alongside QMA and PGIM Fixed Income and will not affect the existing sub-subadvisory agreement between PGIM and PGIM Limited (PGIML). PGIML will continue to serve as sub-subadviser to the Portfolio. The New Subadvisory Agreement became effective on February 22, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTPGAIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

May 25, 2021

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Prudential Growth Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager- of-Managers Order permits the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio. At a special meeting held on December 18, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved a new subadvisory agreement for the Portfolio. Effective February 22, 2021, Jennison Associates LLC (Jennison) was added as a new subadviser to the Portfolio. In addition, the Board approved a change to the Portfolio's principal investment strategy to permit allocations to PGIM Real Estate, a business unit of PGIM, Inc., one of the Portfolio's existing subadvisers (PGIM). The Manager has entered into a new subadvisory agreement with Jennison, QMA LLC (QMA), and PGIM, to replace the existing subadvisory agreement with QMA and PGIM (the New Subadvisory Agreement). Prior to February 22, 2021, QMA and PGIM Fixed Income, a business unit of PGIM, served as the subadvisers to the Portfolio. The New Subadvisory Agreement relates to the appointments of Jennison and PGIM Real Estate to manage assets of the Portfolio alongside QMA and PGIM Fixed Income and will not affect the existing sub-subadvisory agreement between PGIM and PGIM Limited (PGIML). PGIML will continue to serve as sub-subadviser to the Portfolio. The New Subadvisory Agreement became effective on February 22, 2021.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement and the prior subadvisory agreement (the Prior Subadvisory Agreement) were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

May 25, 2021 to shareholders investing in the Portfolio as of February 22, 2021.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE NEW SUBADVISORY AGREEMENT

Approval of a New Subadvisory Agreement

As required by the 1940 Act, the Board of the Trust considered the New Subadvisory Agreement among the Manager, Jennison, PGIM and QMA (collectively, the Subadvisers) with respect to the Portfolio. The Board, including all of the Independent Trustees, met at the Meeting and approved the New Subadvisory Agreement for an initial two year period, after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders. The Board noted that the New Subadvisory Agreement with the Subadvisers would replace the current subadvisory agreement in place among the Manager, PGIM and QMA for the Portfolio.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadvisers; comparable performance information; the fees to be paid by the Manager to the Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the New Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangement among the Manager and the Subadvisers is appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by QMA and PGIM under the Prior Subadvisory Agreement and those that would be provided by the Subadvisers under the proposed New Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that PGIM and QMA were each required, and the Subadvisers will be required, to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the Subadvisers who would be responsible for the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadvisers. The Board noted that it received favorable compliance reports from AST's Chief Compliance Officer as to the Subadvisers. The Board also noted that the Subadvisers provide subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about the Subadvisers, and its experience with the Subadvisers with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers.

Performance

The Board received and considered information regarding hypothetical investment performance based on the investment strategies to be employed by the Subadvisers for the Portfolio, as well as a comparison of such performance information against the Portfolio's historical performance and the Portfolio's relevant benchmark index. The Board concluded that it was satisfied with the performance record of the Subadvisers.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to the Subadvisers under the New Subadvisory Agreement. The Board considered that, based on the net assets of the Portfolio as of September 30, 2020, the effective subadvisory fee rate that would be paid to the Subadvisers under the New Subadvisory Agreement would be higher than the effective subadvisory fee rate paid to PGIM and QMA under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor.

The Board noted that the Manager expects expenses assigned to the Portfolio as part of the annual 15(c) profitability analysis to increase, thereby reducing estimated profitability to the Manager and to Prudential as a whole for the Portfolio as a result of the new subadvisory arrangements.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules under the New Subadvisory Agreement contain breakpoints that reduce the subadvisory fee rate paid by the Manager to the Subadvisers on assets above specified levels in each sleeve. The Board further noted that the subadvisory fee paid to QMA for overall asset allocation services does not include any breakpoints but was negotiated based on current and estimated Portfolio assets. The Board further noted that the subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio's expense ratios. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Subadvisers

The Board considered potential "fall out" or ancillary benefits anticipated to be received by the Subadvisers and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Subadvisers were consistent with those generally derived by other subadvisers to other portfolios of AST, and similar to the benefits derived by the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis and which were considered in connection with the renewal of the advisory agreements for the other AST portfolios for which the Subadvisers provide subadvisory services at the June 2020 Board meeting.

The Board also concluded that any potential benefits to be derived by the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the Subadvisers and Sub-Subadviser

Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of March 31, 2021, Jennison managed in excess of $218.9 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Additional information about Jennison is attached as Exhibit B.

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of March 31, 2021, PGIM had approximately $1.45 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $918.8 billion in assets under management as of March 31, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of March 31, 2021, PGIM Limited managed approximately $57.9 billion in assets.

* PGIM Fixed Income's assets under management includes PGIM Limited's assets under management listed above.

PGIM Real Estate is a business unit of PGIM, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate's address is 7 Giralda Farms, Madison, New Jersey 07940. PGIM Real Estate, comprised of fund management centers in the United States in Madison, New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $190.0 billion in gross real estate assets ($124.4 billion net) as of March 31, 2021.

Additional information about PGIM is attached as Exhibit C.

QMA a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors since 1975. As of March 31, 2021, QMA managed approximately $118.8 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Additional information about QMA is attached as Exhibit D.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are identical to the material terms of the Prior Subadvisory Agreement. The New Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to Jennison, PGIM, and QMA for the fiscal year ended December 31, 2020, are set forth below:

Prior Subadvisory Fee Rates	New Subadvisory Fee Rates

PGIM Fixed Income	PGIM Fixed Income
0.15% of average daily net assets to $500	0.17% of average daily net assets to $750
million;	million;
0.14% of the next $500 million of average daily	0.16% of the next $750 million of average
net assets;	daily net assets; and
0.12% of average daily net assets over $1 billion	0.14% of average daily net assets over $1.5
QMA*	billion
QMA*
0.30% of average daily net assets to $250	For Asset Allocation Services:
million;	0.04% of average daily net assets
0.25% of average daily net assets over $250
million to $500 million;	For Quantitative Equity Management:
0.22% of average daily net assets over $500	0.30% of average daily net assets to $1
million to $750 million;	billion;
0.20% of average daily net assets over $750	0.25% of average daily net assets on next $5
million	billion; and
0.225% of average daily net assets over $6
billion

N/A	PGIM Real Estate
0.38% of average daily net assets

Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2020

$4,209,385

$21,224,848

N/A

Prior Subadvisory Fee Rates

N/A

New Subadvisory Fee Rates

Jennison

0.35% of average daily net assets to $100 million;

0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets; and

0.23% of average daily net assets over $3 billion.

Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2020

N/A

*QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the Portfolio and the following other AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST Prudential Flexible Multi- Strategy Portfolio (130/30 sleeve and market neutral sleeve), AST QMA International Core Equity Portfolio, AST Large-Cap Core Portfolio (QMA sleeve) and AST QMA US Equity Alpha Portfolio (the Six Portfolios). The QMA Waiver discounts QMA's combined annualized subadvisory fees that it receives with respect to the assets it directly manages in the Six Portfolios (not the asset allocation services). The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.

Combined Subadviser Fees	Fee Reduction
Up to $5MM	0%
$5MM to $7.5MM	2.5%
$7.5MM to $10MM	5%
$10MM to $12.5MM	7.5%
$12.5MM to $15MM	12.5%
Over $15MM	15%

The New Subadvisory Agreement provides, as does the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, each Subadviser will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by a Subadviser or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, none of the Subadvisers will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of March 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $358.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM

Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of March 31, 2021, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $175.6 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio, Jennison, PGIM and QMA. In this capacity, the Manager reviews the performance of the Portfolio, Jennison, PGIM and QMA and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio, Jennison, PGIM and QMA, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio, Jennison, PGIM and QMA. The Manager utilizes this data in directly supervising the Portfolio, Jennison, PGIM and QMA. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with Jennison, PGIM and QMA, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager, Jennison, PGIM or QMA;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to Jennison PGIM and QMA, respectively, pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio, Jennison, PGIM and QMA.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager, Jennison, PGIM or QMA;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate Investment
Portfolio	Investment Management Fee Rate	Management Fees for
		the most recently

		completed fiscal year
AST Prudential Growth	0.6825% of average daily net assets to $300 million;	$96,432,821
Allocation Portfolio	0.6725% on next $200 million of average daily net assets;
	0.6625% on next $250 million of average daily net assets;
	0.6525% on next $2.5 billion of average daily net assets;
	0.6425% on next $2.75 billion of average daily net assets;
	0.6125% on next $4 billion of average daily net assets;

0.5925% on next $2.5 billion of average daily net assets; 0.5725% on next $2.5 billion of average daily net assets; 0.5525% on next $5 billion of average daily net assets; 0.5325% over $20 billion of average daily net assets

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of Jennison, PGIM or QMA.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates, LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of Jennison, PGIM or QMA.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September
2009) of AST Investment Services, Inc.; Senior
Vice President of Product Development and
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of

Name	Position with ASTIS	Principal Occupations

Prudential Financial, Inc. and The Prudential

Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM	Position with ASTIS
Investments

Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer,
Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and	N/A
	Assistant Secretary	Vice President
Andrew R. French	Secretary	Assistant Secretary and	N/A
Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and	N/A
Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and	N/A
Vice President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer
and Vice President
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and	Vice President
	Financial and Accounting	Vice President
Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Prudential Growth Allocation Portfolio	$39,209,421

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Prudential Growth Allocation Portfolio	$9,468,350
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit E to this information statement.

Andrew R. French

Secretary

Dated: May 25, 2021

EXHIBIT A

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Subadvisory Agreement

This Agreement (the "Agreement") is made as of this 13th day of January, 2021, by and among PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers) on the one hand, and on the other hand each, severally, of Jennison Associates LLC, a Delaware limited liability company ("Jennison"), QMA LLC, a New Jersey limited liability company ("QMA"), and PGIM, Inc., a New Jersey Corporation ("PGIM"). Each of Jennison, QMA and PGIM shall be referred to herein as a "Subadviser.

This Agreement replaces the previous subadvisory agreement for the AST Prudential Growth Allocation Portfolio.

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the "Allocated Assets"), and each Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board"), each Subadviser shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Co-Managers may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Co-Managers may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall (A) act in conformity with the the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the "Trust Documents"), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co-operate with the Co-Managers's (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act and the Commodity Exchange Act of 1936, as amended (the CEA). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the "Commission"). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser, with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, Brokers), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide to the Trust's custodian (the "Custodian") on each business day with such information relating to its Allocated Assets as the Custodian may reasonably requet, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Co-Managers understand and agree that if the Co-Managers manages the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a- 2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor (CTA) duly registered with the

Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA); provided, for the avoidance of doubt, that, as of the date of this Agreement, Jennison is neither a registered CTA nor a member of the NFA. Each Subadviser shall maintain such registration and membership in good standing, or compliance with applicable requirements for exemption therefrom, during the term of this Agreement. Further, each Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, the Investment Advisers Act of 1940 ("Advisers Act"), as amended.

(f)Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with

(i)the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g)Each Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co- Managers. Each Subadviser shall vote such proxies in accordance with its internal proxy voting policy.

(i)Pursuant to the delegation of fair valuation of the Trust's securities to the Co-Managers by the Board, the valuation committee of the Co-Managers shall have primary responsibility for valuation of the Trust's assets. The Co-Managers represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Co-Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Co- Managers shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Co-Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to each Subadviser regarding the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3.In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co- Managers to each Subadviser under this Agreement is contingent upon the Co-Managers's receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4.(a) Each Subadviser acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser. Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers's business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)Each Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. Each Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section. At the Co-Managers's request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)Each Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)Each Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers's designated representatives in the Co-Managers's investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Co-Managers's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser's relevant staff.

(i)Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5. No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers. To the extent that each Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider. For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval by the Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegates to a Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begins the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Co-Managers"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser. No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

JENNISON ASSOCIATES LLC

By: /s/ William C. Ings

Name: William C. Ings

Title: Managing Director

Address for Notices: Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison's Chief Legal Officer).

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Fixed Income) 655 Broad Street

Newark, NJ 07102

Attention: Chief Legal Officer

Fax: 973-802-6834

For changes to guidelines and related communications: PGIM, Inc.

655 Broad Street, 8th Floor Newark, NJ 07102 Attention: Client Services Team

E-mail: pgim_client_services@pgim.com

PGIM, INC.

By: /s/ Rick Romano

Name: Rick Romano

Title: Managing Director

Address for Notices:

PGIM, Inc. (PGIM Real Estate)

7 Giralda Farms, Madison, New Jersey 07940

QMA LLC

By: /s/ Adam Broder

Name: Adam Broder

Title: Managing Director

Address for Notices:

QMA LLC Gateway Center Two

100 Mulberry Street, Newark, NJ 07102

Attention: Secretary (with a copy to QMA LLC's Chief Legal Officer)

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by each Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay each Subadviser a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Subadviser	Subadvisory Fee for the Portfolio*

AST Prudential Growth	Jennison Associates LLC	0.35% of average daily net assets to $100 million;
Allocation Portfolio		0.30% of the next $100 million of average daily net assets;
0.275% of the next $300 million of average daily net
assets;
0.25% of the next $2.5 billion of average daily net assets;
and
0.23% of average daily net assets over $3 billion.
	PGIM Fixed Income, a business	0.17% of average daily net assets to $750 million;
	unit of PGIM, Inc.**, ***	0.16% of the next $750 million of average daily net assets;
and
0.14% of average daily net assets over $1.5 billion

	PGIM Real Estate, a business	0.38% of average daily net assets.
unit of PGIM, Inc.

	QMA LLC	For Asset Allocation Services:
0.04% of average daily net assets
For Quantitative Equity Management:
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5 billion; and
0.225% of average daily net assets over $6 billion

*In the event a Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to a Subadviser with respect to the Allocated Assets so invested. Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

**The subadvisory assets managed by PGIM Fixed Income under this AST Prudential Growth Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the average daily net assets in each underlying sleeve will be combined.

***PGIM maintains a delegation agreement with PGIM Limited, an affiliated investment manager of PGIM that is authorized and regulated in the United Kingdom by the Financial Conduct Authority and registered with the US Securities and Exchange Commission under the Advisers Act and a portion of the subadvisory fee payable to PGIM as subadviser may be payable to PGIM Limited as a sub-subadviser under this Agreement.

Dated as of: January 13, 2021

EXHIBIT B

MANAGEMENT OF JENNISON ASSOCIATES LLC (JENNISON)

Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of March 31, 2021, Jennison managed in excess of $218.9 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

The table below lists the names, addresses, and positions of Jennison's principal executive officer and each of its directors.

Name & Address*	Position
David Alexander Hunt	Director
Taimur Hyat	Director
Jurgen Muhlhauser	Director
Jeffrey Todd Becker	Chairman, Director and Chief Executive Officer

Pamela Margaret Sinclair	President, Chief Investment Officer and Director
Kathleen Ann McCarragher	Managing Director, Head of Growth Equity and Director
Spiros Segalas	President, Chief Investment Officer and Director

*The principal mailing address of the principal executive officer and each director of Jennison is 466 Lexington Avenue, New York, New York 10017.

COMPARABLE FUNDS FOR WHICH JENNISON

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Jennison provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Jennison
(as of March 31, 2021)

N/A	N/A	N/A

B-1

EXHIBIT C

MANAGEMENT OF PGIM INC. (PGIM)

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of March 31, 2021, PGIM had approximately $1.45 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $918. 8 billion in assets under management as of March 31, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of March 31, 2021, PGIM Limited managed approximately $57.9 billion in assets.

* PGIM Fixed Income's assets under management includes PGIM Limited's assets under management listed above.

PGIM Real Estate. is a business unit of PGIM, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate's address is 7 Giralda Farms, Madison, New Jersey 07940. PGIM Real Estate, comprised of fund management centers in the United States in Madison, New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $190.0 billion in gross real estate assets ($124.4 billion net) as of March 31, 2021.

The table below lists the names, addresses, and positions of PGIM's principal executive officer and each of its directors.

Name & Address*	Position
David Alexander Hunt	Chairman, Director, President and Chief Executive Officer, PGIM
Allen Weaver	Director, Senior Managing Director and Vice President
David Durning	Senior Managing Director, President and CEO PGIM Real Estate Finance, Chairman Global
Debt Real Estate Businesses for PGIM and Vice President
Eric Adler-Collinet	Senior Managing Director, Chairman and CEO PGIM Real Estate Finance, Chairman PGIM
Real Estate Finance and Vice President

Jurgen Muhlhauser	Director, Vice President and Chief Financial Officer
Michael Lillard	Director, Senior Managing Director and Senior Vice President
Chad Earnst	Vice President and Chief Compliance Officer
Taimur Hyat	Chief Operating Officer and Vice President

Maureen Baker	Vice President and Chief Legal Officer, PGIM
Fialcowitz

*The principal mailing address of the principal executive officer and each director of PGIM is 655 Broad Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH PGIM

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which PGIM provides investment advisory and subadvisory services, other than the Portfolio:

C-1

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to PGIM
	(as of March 31, 2021)

PGIM U.S. Real Estate	$35.2	0.75%
Fund

C-2

EXHIBIT D

MANAGEMENT OF QMA LLC (QMA)

QMA, a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors since 1975. As of March 31, 2021, QMA managed approximately $118.8 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

The table below lists the names, addresses, and positions of QMA's principal executive officer and each of its directors.

Name & Address*	Position
Andrew Dyson	Chief Executive Officer and Director
David Hunt	Director

Adam Broder	Director
Linda Gibson	Director
Lawrence Marchese	Director
George Patterson	Director

Adam Kloczkowski	Director

*The principal mailing address of the principal executive officer and each director of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH QMA

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which QMA provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to QMA
(as of March 31, 2021)

AST Prudential Flexible	$132 million	0.15% of average daily net assets for Asset Allocation services
Multi-Strategy Portfolio

PGIM Balanced Fund	$1,046 million	0.30% of average daily net assets for management of equity and asset allocation services (Large Cap Core, Small Cap Core, and
International Sleeves)

Exhibit E

SHAREHOLDER INFORMATION

As of April 30, 2021, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 30, 2021, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Prudential Growth	Pruco Life Insurance Company	213 Washington Street	625,997,181.944 / 71.31%
Allocation Portfolio	Plaz Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor

	Pru Annuity Life Assurance Corp	213 Washington Street	191,298,494.588 / 21.79%
	Plaz Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor

	Pruco Annuity Life Insurance	213 Washington Street	55,171,154.314 / 6.29%
	Company	Newark, NJ 07102-0000
PLNJ – Annuity
Attn: Separate Accounts 7th Floor

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST Prudential Growth Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement for the Portfolio.

As discussed in the Information Statement, at a special meeting held on December 18, 2020, the Board of Trustees of the Trust approved a new subadvisory agreement for the Portfolio. Effective February 22, 2021, Jennison Associates LLC (Jennison) was added as a new subadvisers to the Portfolio. In addition, the Board approved a change to the Portfolio's principal investment strategy to permit allocations to PGIM Real Estate, a business unit of PGIM, Inc., one of the Portfolio's existing subadvisers (PGIM). PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) as investment managers to the Portfolio, have entered into a new subadvisory agreement with Jennison, QMA LLC (QMA), and PGIM to replace the existing subadvisory agreement with QMA and PGIM (the New Subadvisory Agreement). Prior to February 22, 2021, QMA and PGIM Fixed Income, a business unit of PGIM, served as the subadvisers to the Portfolio. The New Subadvisory Agreement relates to the appointments of Jennison and PGIM Real Estate to manage assets of the Portfolio alongside QMA and PGIM Fixed Income and will not affect the existing sub-subadvisory agreement between PGIM and PGIM Limited (PGIML). PGIML will continue to serve as sub-subadviser to the Portfolio. The New Subadvisory Agreement became effective on February 22, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about May 25, 2021, to all shareholders of record as of the close of business on February 22, 2021. A copy of the Information Statement will remain on the Portfolio's website until August 23, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until August 23, 2021. To ensure prompt delivery, you should make your request no later than August 9, 2021. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTPGAIS